CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

STEVENSON-WYDLER (15 USC 3710a)

COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

THERAS, INC.

For

DISCOVERY OF NOVEL RAS INHIBITORS

LLNL Case No. TC02290.0

Lawrence Livermore National Laboratory

Lawrence Livermore National Security, LLC, Livermore, CA 94551

Innovation and Partnerships Office

May 8, 2018

i

STEVENSON-WYDLER (15 USC 3710a)
COOPERATIVE RESEARCH AND DEVELOPMENT
AGREEMENT (hereinafter “CRADA”) NO. TC02290.0

BETWEEN

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
under its U.S. Department of Energy Contract
No. DE-AC52-07NA27344
(hereinafter “LLNS”)

AND

THERAS, INC.
(hereinafter “Participant”)
both being hereinafter jointly referred to as the “Parties”

FOR

DISCOVERY OF NOVEL RAS INHIBITORS

This CRADA is between Lawrence Livermore National Security, LLC (hereinafter referred to as “LLNS”), a limited liability company organized in the State of Delaware and having its statewide administration address at 2300 First Street, Suite 204, Livermore, California 94550-3153, and Theras, Inc. (hereinafter referred to as the “Participant”), a Delaware corporation with a principal place of business at 421 Kipling Street, Palo Alto, California 94301. Both LLNS and the Participant to this CRADA are hereinafter jointly referred to as the “Parties”, and each a “Party”.

LLNS is entering into this CRADA under the terms of its management and operating contract with the United States Department of Energy/National Nuclear Security Administration (“DOE/NNSA”) [Contract No. DE-AC52-07NA27344] for the operation of the Lawrence Livermore National Laboratory (“LLNL”), a Federally Funded Research and Development Center. Work to be performed by LLNS is expected to be at the LLNL facility, owned by DOE.

Article I: DEFINITIONS

A.
“Background Intellectual Property” means the Intellectual Property identified by the Parties in Appendix C, which was in existence prior to or is first produced outside of this CRADA, except that in the case of inventions in those identified items, the inventions must have been conceived outside of this CRADA and not first actually reduced to practice under this CRADA to qualify as Background Intellectual Property.
B.
“Computer Database(s)” means a collection of data in a form capable of, and for the purpose of, being stored in, processed, and operated by a computer and which is authored or produced under this CRADA.

C.
“Computer Software” means (i) computer programs that comprise a series of instructions, rules, routines, or statements, regardless of the media in which recorded, that allow or cause a computer to perform a specific operation or series of operations; and (ii) recorded information comprising source code listings, design details, algorithms, processes, flow charts, formulas, and related material that would enable the computer program to be produced, created, or compiled.
D.
“Contracting Officer” means the DOE/NNSA employee administering LLNS’s DOE/NNSA contract.
E.
“DOE/NNSA” means the Department of Energy, an agency of the Federal Government, and the National Nuclear Security Administration.
F.
“Generated Information” means information, including data, produced in the performance of this CRADA.
G.
“Government” means the Federal Government of the United States of America and agencies thereof.
H.
“Intellectual Property” means patents, copyrights, trademarks and mask works protected by Federal law and foreign counterparts, except trade secrets.
I.
“Proprietary Information” means information, including data, which is developed at private expense outside of this CRADA, is marked as Proprietary Information, and embodies (i) trade secrets or (ii) commercial or financial information which is privileged or confidential under the Freedom of Information Act (5 U.S.C. 552 (b)(4)).
J.
“Protected CRADA Information” means Generated Information which is marked as being Protected CRADA Information by a Party to this CRADA and which would have been Proprietary Information had it been obtained from a non-Federal entity.
K.
“Subject Invention” means any invention of LLNS or Participant conceived or first actually reduced to practice in the performance of work under this CRADA.
L.
“Subcontractor” means a subcontractor of the Contractor or the Participant at any tier.
M.
“Trademark” means a distinctive mark, symbol, or emblem used in commerce by a producer or manufacturer to identify and distinguish its goods or services from those of others.
N.
“Service Mark” means a distinctive word, slogan, design, picture, symbol or any combination thereof, used in commerce by a person to identify and distinguish its services from those of others.
O.
“Mask Work” means a series of related images, however fixed or encoded, having or representing the predetermined, three-dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product and in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product (17 USC 901(a)(2)).

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

A.
Statement of Work: The Statement of Work is attached as Appendix A. The Parties will perform the work as described in the Statement of Work, it being understood by the Parties that the Statement of Work describes a collaborative research effort and that the results of the research, and completion within the specified period of performance or within the limits of financial support allocated, are not guaranteed. Except as set forth in the Statement of Work, neither Party shall subcontract or delegate any of its obligations hereunder without the other Party’s consent (not to be unreasonably withheld or delayed). Each Party shall ensure that its agreement with its Subcontractor (including without limitation intellectual property and confidentiality provisions) is consistent with this Agreement (subject to applicable limitations under the Bayh-Dole Act (35 U.S.C. 200 et seq.)). Participant: (1) acknowledges certain LLNS tasks and deliverables described in the attached Statement of Work are contingent on the timely completion by Frederick National Laboratory for Cancer Research (“FNLCR”) of certain of its tasks and deliverables under a separate Cooperative Research and Development Agreement between Participant and FNLCR (the “FNLCR CRADA”), and that any delays by FNLCR may result in delays to LLNS’s performance under this CRADA; and (2) represents that this CRADA and the attached Statement of Work are consistent with the FNLCR CRADA in all areas where LLNS’s performance under this CRADA is contingent on FNLCR’s performance under the FNLCR CRADA. If a conflict or inconsistency arises between this CRADA and the FNLCR CRADA, the terms of this CRADA shall control as between LLNS and Participant and the terms of the FNLCR CRADA shall control as between Participant and FNLCR, in each case unless the Parties reach a different mutually agreeable solution and, if necessary, negotiate an amendment to this CRADA, the FNLCR and/or their respective Statements of Work.
B.
Notices: The names, postal addresses, telephone and email addresses for the Parties are provided in the Statement of Work. Any communications required by this CRADA, if given by postage prepaid first class U.S. Mail or other verifiable means addressed to the Party to receive the communication, shall be deemed made as of the day of receipt of such communication by the addressee, or on the date given if by email. Address changes shall be made by written notice and shall be effective thereafter. All such communications, to be considered effective, shall include the number of this CRADA and be properly addressed to the administrative contact for the receiving Party.
C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within twenty-four (24) months from the effective date.
D.
Contributions: The Participant’s estimated contribution is [***]. LLNS shall use the funding provided by Participant solely to perform the work described in the Statement of Work. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***].

E.
Advance Pay: The Participant shall provide to LLNS, prior to any work being performed, a budgetary resource sufficient to cover anticipated work that will be performed for the Participant’s directly funded share for the first billing cycle. In addition, the Participant shall maintain [***] to ensure that funds remain available for the project during subsequent billing cycles. Failure of Participant to provide such advance funding is cause for LLNS to terminate the CRADA.

Article III: PERSONAL PROPERTY

All tangible personal property produced or acquired under this CRADA (specifically excluding intangible personal property such as Intellectual Property rights, Background Intellectual Property, Computer Software and Proprietary Information) shall become the personal property of the Participant or the Government, depending upon whose funds were used to obtain it as reflected in the Statement of Work. Each Party shall use any tangible personal property provided by the other Party solely to perform its obligations hereunder and shall not transfer or provide such property to any third party without the other Party’s written consent. Personal property in the possession or control of the other Party shall be disposed of as directed by the owner at the owner’s expense within [***] of the expiration or earlier termination of this CRADA. There shall not be any jointly funded property under this CRADA except by the mutual written agreement of the Parties as reflected in the Statement of Work. The Participant shall maintain records of receipts, expenditures, and the disposition of all Government property in its custody related to the CRADA. Without limiting the generality of the above, for Participant-funded personal property in the custody or control of LLNS at the expiration or termination of this CRADA, LLNS will dispose, at the Participant’s expense, such personal property as otherwise directed by the Participant in writing, but if LLNS does not receive such written notice from Participant within the time-frame referenced above, LLNS may use and dispose, at the Participant’s expense, such Participant-funded personal property in LLNS’s custody or control pursuant to LLNS’s standard property management policies and procedures.

Article IV:DISCLAIMER

THE GOVERNMENT, THE PARTICIPANT, AND LLNS MAKE NO EXPRESS OR IMPLIED WARRANTY AS TO THE CONDITIONS OF THE RESEARCH OR ANY INTELLECTUAL PROPERTY, GENERATED INFORMATION, COMPUTER SOFTWARE, COMPUTER DATABASE OR OTHER PRODUCTS MADE, DEVELOPED OR MODIFIED UNDER THIS CRADA, OR THE OWNERSHIP, MERCHANTABILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESEARCH, COMPUTER SOFTWARE, COMPUTER DATABASE OR RESULTING PRODUCT. ALL WORK PERFORMED HEREUNDER BY EITHER PARTY IS PROVIDED TO THE OTHER PARTY “AS IS,” WITH ALL FAULTS, ERRORS AND OMISSIONS. AS SPECIFICALLY APPLIED TO ANY COMPUTER SOFTWARE OR COMPUTER DATABASES DEVELOPED OR MODIFIED HEREUNDER, THERE IS NO WARRANTY THAT SUCH COMPUTER SOFTWARE OR COMPUTER DATABASES WILL MEET EXPECTATIONS OR TECHNICAL OR OTHER PERFORMANCE REQUIREMENTS, OPERATE IN COMBINATION WITH OTHER HARDWARE, SOFTWARE, SYSTEMS OR DATA, OR THAT THE RESULTS OF USING THE COMPUTER SOFTWARE OR COMPUTER DATABASES WILL BE CORRECT, ACCURATE OR RELIABLE; OR THAT OPERATING THE COMPUTER SOFTWARE OR

COMPUTER DATABASES WILL BE UNINTERRUPTED OR ERROR FREE, OR THAT ANY PROGRAM ERRORS WILL BE CORRECTED OR FIXED EVEN IF SPECIFICALLY IDENTIFIED. EXCEPT FOR BREACH OF ARTICLE VII.B., VII.C., OR VIED., NEITHER THE GOVERNMENT, THE PARTICIPANT, NOR LLNS SHALL BE LIABLE FOR SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ATTRIBUTED TO SUCH RESEARCH, COMPUTER SOFTWARE, COMPUTER DATABASE OR RESULTING PRODUCT, INTELLECTUAL PROPERTY, GENERATED INFORMATION, OR PRODUCT MADE OR DEVELOPED UNDER THIS CRADA.

Article V: PRODUCT LIABILITY

Except for any liability resulting from any negligent acts, willful misconduct or omissions of LLNS and the Government, the Participant indemnifies the Government and LLNS for all third party damages, costs and expenses, including attorney’s fees, arising from personal injury or property damage occurring as a result of the making, using, or selling of a product, process, or service by or on behalf of the Participant, its assignees, or licensees, which was derived from the work performed under this CRADA (including any Computer Software and Computer Databases developed or modified hereunder). In respect to this Article, neither the Government nor LLNS shall be considered an assignee or licensee of the Participant, as a result of reserved Government and LLNS’s rights. The indemnity set forth in this paragraph shall apply only if the Participant shall have been informed as soon and as completely as practical by LLNS and/or the Government of the action alleging such claim and shall have been given an opportunity, to the maximum extent afforded by applicable laws, rules, or regulations, to direct and control the defense of such claim, and LLNS and/or Government shall have provided all reasonably available information and reasonable assistance requested by the Participant. If Participant elects to control the defense of a claim under the preceding sentence (a) LLNS and/or the Government shall be entitled to participate in, but not control, the defense of such claim and to employ counsel of its choice for such purpose at LLNS’s sole cost and expense, except such counsel for LLNS will be at Participant’s sole cost and expense if (i) the employment thereof has been specifically authorized by Participant, (ii) a conflict of interest exists or arises between Participant’s counsel and LLNS, or (iii) Participant elects to control the defense under this paragraph but fails to assume the defense and employ counsel (in which case LLNS shall solely control the defense and its costs shall be recoverable under this Article V); (b) any settlement that would result in LLNS becoming subject to injunctive relief requires the prior written consent of LLNS; and (c) any consent to entry of judgment, settlement or other disposition involving LLNS requires the prior approval of DOE/NNSA. No settlement for which the Participant would be responsible shall be made without the Participant’s consent unless required by final decree of a court of competent jurisdiction.

Article VI: RIGHTS IN SUBJECT INVENTIONS

DOE has granted the Parties the right to elect and retain title to their respective Subject Inventions, and the Participant has the exclusive option to choose an exclusive license, for reasonable compensation, for a pre-negotiated field of use to LLNS’s Subject Inventions [vyi], as provided in Appendix B.

A.
Option: Each Party shall have the first option to elect to retain title to any of its own Subject Inventions and that election shall be made: (1) for the Participant, within [***] of disclosure of the Subject Invention to DOE, or (2) for LLNS, within [***] of disclosure of the Subject Invention to DOE. However, such election shall occur not later than [***]. The electing Party has one year to file a patent application after such election unless [***]. If a Party elects not to retain title to any of its Subject Inventions or fails to timely file a patent application, the other Party shall have the second option to elect to obtain title to such Subject Inventions within [***] of notification and file a patent application within [***] after such election, or no less than [***]. For Subject Inventions that are joint Subject Inventions of the Parties, title to such Subject Inventions shall be jointly owned, and, subject to the option, license and other rights granted to the other Party, either Party shall have the right to practice, license and otherwise exploit its interest in such Subject Invention as it deems fit.
B.
Assignment to DOE: The Parties agree to assign to DOE, as requested by DOE, the entire right, title and interest in any country to each Subject Invention where the Parties (1) do not elect pursuant to this article to retain/obtain such rights, or (2) elect to retain/obtain title to a Subject Invention but fail to have a patent application filed in that country on the Subject Invention or decide not to continue prosecution or not to pay any maintenance fees covering the Subject Invention. If DOE is granted a patent on Participant’s Subject Invention, the Participant may request a non-exclusive license and DOE will determine whether to grant such license pursuant to statutory authority.
C.
Government Purpose License: The Parties acknowledge that the Government retains a nonexclusive, nontransferable, irrevocable, paid-up license to practice or to have practiced for or on behalf of the United States every Subject Invention under this CRADA throughout the world. The Parties agree to execute a confirmatory license to affirm the Government’s retained license.
D.
Duty to Disclose Subject Inventions: The Parties agree to disclose to each other each Subject Invention which may be patentable or otherwise protectable under U.S. patent law. The Parties agree that each will disclose its own respective Subject Inventions to DOE and to each other within [***] after the inventor first discloses the Subject Invention in writing to the person(s) responsible for patent matters of the disclosing Party. Such disclosures should be in sufficiently complete technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, and operation of the Subject Invention. The disclosure shall also identify any known actual or potential statutory bars, e.g., printed publications describing the Subject Invention or the public use or “on sale” of the Subject Invention. The Parties further agree to disclose to each other any subsequently known actual or potential statutory bar that occurs for a Subject Invention disclosed but for which a patent application has not been filed. All Subject Invention disclosures shall be marked as confidential under 35 U.S.C. 205.

E.
Auspices Statement: The Parties agree to include within the beginning of the specification of any U.S. patent application and any patent issuing thereon (including non-U.S. patents) covering a Subject Invention, the following statement: “This invention was made under a CRADA TC02290.0 between Theras, Inc. and Lawrence Livermore National Laboratory operated for the United States Department of Energy. The Government has certain rights in this invention.”
F.
March-in Rights: The Parties acknowledge that DOE has certain march-in rights to any Subject Inventions in accordance with 48 CFR 27.304-l(g) and 15 U.S.C. 3710a(b)(l)(B) and (C).
G.
Utilization Reports: The Participant agrees to submit, for a period of [***] from the date of expiration or earlier termination of this CRADA and upon request of DOE, a nonproprietary report no more frequently than [***] on the efforts to utilize any Intellectual Property arising under this CRADA including information regarding compliance with U.S. Competitiveness provisions of this CRADA.
H.
Cross Licensing Provision: During the term of this CRADA, each Party hereby grants to the other Party a royalty-free, non-exclusive, non-transferable license throughout the world to practice or to have practiced for or on its behalf (a) such Party’s Background Intellectual Property (to the extent not subject to third party encumbrances that are inconsistent with such license provided that neither Party shall incorporate any Background Intellectual property that is subject to third party encumbrances in the activities or deliverables by such Party under this Agreement without the other Party’s express prior written consent) and (b) every Subject Invention arising out of this CRADA, in each case to the extent needed by the non-granting Party to perform its obligations hereunder or practice the rights granted to it hereunder. This cross-licensing provision shall expire automatically upon (and shall not survive) the termination or expiration of this Agreement and does not change or otherwise alter the scope of the government-purpose license granted above in Article VI.C, or the right of the Participant to negotiate an option for an exclusive license in a specific field of use, as provided in Article VI and Appendix B, Section 2.

Article VII: RIGHTS IN DATA

A.
General Rule: The Parties and the Government shall have unlimited rights in all Generated Information produced or provided by a Party under this CRADA, except for information which is: (1) disclosed in a Subject Invention disclosure being considered for patent protection, (2) protected as a Mask Work or (3) marked as being copyrighted or as Protected CRADA Information or as Proprietary Information.
B.
Nondisclosure of Proprietary Information: Each Party agrees (i) to not disclose Proprietary Information provided by the other Party to anyone other than a Party without written approval of the providing Party, except to Government employees who are subject to 18 U.S.C. 1905, and as required by a court or administrative body of competent jurisdiction, or applicable state or federal law or regulation, provided that the Party proposing to disclose such information shall first, to the extent practicable under the circumstances, (A) give the other Party as much notice as possible, (B) after consulting with the other Party, determine the Proprietary Information may not be lawfully withheld, and (C) give the other Party a reasonable opportunity to quash such order, enjoin such disclosure or obtain a protective order or confidential treatment of the Proprietary Information subject to such potential disclosure; and (ii) to not use such other Party’s Proprietary Information for any purpose other than to perform its obligations and/or to exercise its rights under this CRADA. To the extent that any Generated Information discloses or duplicates Proprietary Information, such Generated Information shall be marked and treated as Proprietary Information. LLNS and DOE shall limit their respective internal disclosure of Proprietary Information to those employees or agents having a need to know such information.
C.
Procedures for Protecting Proprietary Information:
1.
Intangible Disclosure: If Proprietary Information is orally disclosed to a Party, it shall be identified as such, orally, at the time of disclosure and confirmed in a written summary thereof, appropriately marked by the disclosing Party, within [***] as being Proprietary Information.
2.
Protection Period: All Proprietary Information shall be protected for a period of [***] from the effective date of this CRADA, unless such Proprietary Information becomes publicly known without the fault of the recipient, shall come into recipient’s possession without breach by the recipient of any of the obligations set forth herein, can be demonstrated by the recipient by written record that it is known prior to receipt from the disclosing party, is disclosed pursuant to Article VII.B(i) above, or is independently developed by recipient’s employees who did not have access to such Proprietary Information.
3.
Return/Destruction: Proprietary Information in tangible form shall be returned to the disclosing Party or destroyed with a certificate of destruction submitted to the disclosing Party upon termination or expiration of this CRADA, or during the term of this CRADA upon written request by the disclosing Party (except that a Party may keep an archival copy of any Proprietary Information as part of its standard record-keeping and back-up procedures, subject to the non-disclosure obligations of this CRADA).
4.
Subcontractors: Notwithstanding the provisions of this paragraph C, both Parties agree that a Subcontractor identified in the Statement of Work may receive Proprietary Information to the extent necessary to perform the activities assigned to the Subcontractor as set forth in the Statement of Work provided that the Subcontractor agrees in writing to comply with the requirements set forth in this Article.
D.
Protected CRADA Information: Except where a Participant’s Federal funding agreement prohibits such protection (if any), each Party may designate and mark as Protected CRADA Information any Generated Information produced hereunder which meets the definition in Article I. All such designated Protected CRADA Information shall be appropriately marked.

For a period of [***] from the date Protected CRADA Information is produced, the Parties agree not to further disclose such information and to use the same degree of care and discretion, but no less than reasonable care and discretion, to avoid disclosure, publication or dissemination of such information to a third party, as the Party employs for similar protection of its own information which it does not desire to disclose, publish, or disseminate except:

1.
as necessary to perform this CRADA;
2.
as published in a patent application or an issued patent (in each case claiming any Subject Invention) before the protection period expires;
3.
as provided in Article X [Reports and Publications];
4.
as requested by the DOE Contracting Officer to be provided to other DOE facilities for use only at those DOE facilities solely for Government use only with the same protection in place and marked accordingly;
5.
when a specific maximum time period for delaying the public release of data is authorized in the terms of a Government funding agreement used to fund this CRADA and that maximum period is shorter than the time period set forth in this Article for protecting Protected CRADA Information;
6.
to existing or potential licensees, affiliates, customers or suppliers of the Parties in support of commercialization of the technology with the same protection in place. Disclosure of the Participant’s Protected CRADA Information under this subparagraph shall only be done with Participant’s consent;
7.
as required by a court or administrative body of competent jurisdiction, or applicable state or federal law or regulation, provided that the Party proposing to disclose such information shall first, to the extent practicable under the circumstances, (a) give the other Party as much notice as possible, (b) after consulting with the other Party, determine the Protected CRADA Information may not be lawfully withheld, and (c) give the other Party a reasonable opportunity to quash such order, enjoin such disclosure or obtain a protective order or confidential treatment of the Protected CRADA Information subject to such potential disclosure; or
8.
as mutually agreed in writing by the Parties in advance.

The obligations of this paragraph shall end sooner for any Protected CRADA Information which shall become publicly known without fault of either Party, shall come into a Party’s possession without breach by that Party of the obligations of paragraph above, or shall be independently developed by a Party’s employees who did not have access to the Protected CRADA Information. Federal Government employees who are subject to 18 U.S.C. 1905 may have access to Protected CRADA Information and shall not be required to sign non-disclosure agreements due to the provisions of the statute.

E.
Copyright: Each Party shall have the first option to assert title to any copyrightable works developed hereunder for which that Party is the owner/author of the work. Title to any copyrightable works which are co-authored by the Parties shall be held jointly, and use by either Party shall be without accounting. A Party electing not to assert title to a copyrightable work created hereunder for which it is the owner/author of the work agrees to assign such copyright to the other Party upon the request of, and at the expense of, the other Party. The Participant has the exclusive option to license, for reasonable compensation, the Computer Software copyrighted by LLNS. If the grant is for an exclusive license, the separate agreement will include “march-in rights.”
1.
Computer Software: The Parties do not intend to develop new Computer Software under this CRADA, but existing Computer Software may be modified. If any Computer Software is produced or modified in the performance of this CRADA as agreed by the Parties in writing and set forth in the Statement of Work, the Parties shall provide an Announcement Notice, AN 241.4 Software Announcement Notice, along with providing the source code, the executable object code and the minimum support documentation needed by a competent user to understand and use the Computer Software to DOE’s Energy Science and Technology Software Center (ESTSC) via www.osti.gov/estsc. The source code of the Computer Software may be marked as Protected CRADA Information in accordance with this Article; however, the Government’s use of the executable object code is governed by the applicable license below.
2.
Government Purpose License: For Generated Information that is copyrighted Computer Software produced by a Party, the Party shall inform DOE’s ESTSC when it abandons or no longer commercializes the copyrighted Computer Software. Until such notice to ESTSC, the Government has for itself and others acting on its behalf, a royalty-free, nontransferable, nonexclusive, irrevocable worldwide copyright license to reproduce, prepare derivative works, and perform publicly and display publicly, by or on behalf of the Government (narrow license). After the Party owning the copyrighted Computer Software abandons or no longer commercializes the copyrighted Computer Software, the Government has for itself and others acting on its behalf, a royalty-free, nontransferable, nonexclusive, irrevocable worldwide copyright license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government (broad license).

For all other Generated Information where a Party asserts copyright in copyrightable works produced in the performance of this CRADA, the Government has for itself and others acting on its behalf, a royalty-free, nontransferable, nonexclusive, irrevocable, worldwide copyright license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government, in all copyrightable works produced in the performance of this CRADA, subject to the restrictions this Article places on publication of Proprietary Information and Protected CRADA Information.

3.
Copyright Notices: The Parties agree to place Copyright and other notices, as appropriate for the protection of Copyright, in human-readable form onto all physical media, and in digitally encoded form in the header of machine-readable information recorded on such media such that the notice will appear in human- readable form when the digital data are off loaded or the data are accessed for display or printout.
4.
Pre-existing Computer Software: To the extent that pre-existing Computer Software is needed by a Party to perform its obligations hereunder, the Statement of Work shall identify all such Computer Software and allocate responsibility for acquiring necessary rights for any third party owned or licensed Computer Software. Each Party agrees to treat any pre-existing Computer Software in accordance with any restrictive legends contained therein. Pre-existing Computer Software may instead be listed as Background Intellectual Property as applicable.
5.
No Software Related Services: Unless otherwise specifically identified in the Statement of Work as an agreed-upon deliverable, neither Party shall be responsible for providing or otherwise making available to the other Party or any third party any auxiliary services relating to any Computer Software created or modified hereunder, including, without limitation, any new or updated versions of the code, maintenance, software documentation, error correction, implementation or installation assistance, training, technical support, or help desk functions.
6.
Computer Software Delivered “As Is”: The Parties acknowledge and agree that the purpose of this CRADA is to collaborate in joint research and that as a joint research and development project, there is no guarantee that any resulting Computer Software developed or modified hereunder will perform as expected pursuant to specifications. As provided in Article IV, all Computer Software developed hereunder will be delivered “AS IS” with all faults, errors and omissions and will be deemed “accepted” upon delivery. Notwithstanding the above, if a Party wishes to test Computer Software which is delivered to it hereunder it may do so at its sole and exclusive cost, but the Party that delivered the Computer Software is not required to fix any errors with the delivered Computer Software even if such errors are identified in accordance with mutually agreed upon acceptance testing protocols. If the Parties mutually agree to correct any Computer Software errors, the Parties will modify Statement of Work accordingly and make any corresponding changes as needed to the respective contributions as provided in Article II.E. If LLNS is requested to fix any errors to Computer Software, the requesting Participant shall reimburse LLNS for its costs through an additional “funds-in” contribution.

Article VIII: U.S. COMPETITIVENESS

The Parties agree that a purpose of this CRADA is to provide substantial benefit to the U.S. economy.

A.
Participant Benefits to U.S. Economy: In exchange for the benefits received under this CRADA, the Participant therefore agrees to the following:
1.
Substantial Manufacture in the U.S.: Products embodying Intellectual Property developed under this CRADA shall be substantially manufactured in the United States; and
2.
Manufacturing Facilities in the U.S.: Processes, services, and improvements thereof which are covered by Intellectual Property developed under this CRADA shall be incorporated into the Participant’s manufacturing facilities in the United States either prior to or simultaneously with implementation outside the United States. Such processes, services, and improvements, when implemented outside the United States, shall not result in reduction of the use of the same processes, services, or improvements in the United States.
B.
U.S. Competitiveness Clause: LLNS agrees to a U.S. Industrial Competitiveness clause in accordance with its prime contract with respect to any licensing and assignments of its Intellectual Property arising from this CRADA, except that any licensing or assignment of its intellectual property rights to the Participant shall be in accordance with the terms of paragraph A of this Article.

Article IX: EXPORT CONTROL

THE PARTIES UNDERSTAND THAT MATERIALS AND INFORMATION RESULTING FROM THE PERFORMANCE OF THIS CRADA MAY BE SUBJECT TO EXPORT CONTROL LAWS AND THAT EACH PARTY IS WHOLLY RESPONSIBLE FOR ITS OWN COMPLIANCE WITH SUCH LAWS. EXPORT LICENSES OR OTHER AUTHORIZATIONS FROM THE U.S. GOVERNMENT MAY BE REQUIRED FOR THE EXPORT OF GOODS, TECHNICAL DATA OR SERVICES UNDER THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT EXPORT CONTROL REQUIREMENTS MAY CHANGE AND THAT THE EXPORT OF GOODS, TECHNICAL DATA OR SERVICES FROM THE U.S. WITHOUT AN EXPORT LICENSE OR OTHER APPROPRIATE GOVERNMENTAL AUTHORIZATION MAY RESULT IN CRIMINAL LIABILITY.

Article X: REPORTS AND PUBLICATIONS

A.
OSTI: The Parties agree to produce the following deliverables to DOE Office of Scientific and Technical Information (OSTI):
1.
Abstract: an initial abstract suitable for public release at the time the CRADA is executed;
2.
Final Report: a final report, upon completion or termination of this CRADA, to include a list of Subject Inventions; and

3.
Other Information: other scientific and technical information in any format or medium that is produced as a result of this CRADA that is useful to the Government or the public as specified by and upon request from DOE no later than [***] from submission of the final report to OSTI.

The Parties acknowledge that LLNS has the responsibility to timely provide the above information to OSTI. Furthermore, item (2) above should also be provided to the DOE field office.

B.
Pre-publication Review: Either Party may publish the results of this CRADA in an appropriate scientific or technical journal, or other publication. The publishing Party will provide to the other Party for its review, a copy of the proposed publication at least [***] prior to its intended publication. The other Party may request a reasonable delay (not to exceed [***] or request changes in the proposed publication if the proposed publication contains protected patentable information, Proprietary Information, or Protected CRADA Information. For jointly authored works, the Parties will mutually agree upon authorship issues, such as who is the lead author, as well as appropriate recognition of co-authors and acknowledgments.
C.
Names: The Parties agree that neither will use the name of the other Party or its employees in any promotional activity, such as advertisements, with reference to any product or service resulting from this CRADA, without prior written approval of the other Party.

Article XI: FORCE MAJEURE

No failure or omission by either Party in the performance of any obligation under this CRADA shall be deemed a breach of this CRADA or create any liability if the same shall arise from any cause or causes beyond the control of that Party, including but not limited to the following, which, for the purpose of this CRADA, shall be regarded as beyond the control of the Party in question: Acts of God; acts or omissions of any government or agency thereof; government shutdown (even if federal funds are not being used to finance the work performed under this CRADA), compliance with requirements, rules, regulations, or orders of any governmental authority or any office, department, agency, or instrumentality thereof; fire; storm; flood; earthquake; accident; acts of the public enemy; war; rebellion; insurrection; riot; sabotage; invasion; quarantine; restriction; transportation embargoes; or failures or delays in transportation.

Article XII: DISPUTES

The Parties shall attempt to jointly resolve all disputes arising from this CRADA. In the event a dispute arises under this CRADA, the Participant is encouraged to contact LLNS’s Technology Partnerships Ombudsman in order to further resolve such dispute before pursuing third-party mediation or other remedies. If the Parties are unable to jointly resolve a dispute within [***], they agree to submit the dispute to a third-party mediation process that is mutually agreed upon by the Parties. If the Parties are still unable to resolve the dispute, then either Party may file action in any state or federal court with jurisdiction serving Alameda County, California. To the extent that there is no applicable U.S. Federal law, this CRADA and performance thereunder shall be governed by the laws of the State of California, without reference to that state’s conflict of laws provisions.

Article XIII: ENTIRE CRADA AND MODIFICATIONS

A.
Entire Agreement: This CRADA with its appendices contains the entire agreement between the Parties with respect to the subject matter hereof, and that all prior representations or agreements relating hereto have been merged into this document and are thus superseded in totality by this CRADA.
B.
Changes: Any agreement to change any terms or conditions of this CRADA or the appendices shall be valid only if the change is made in writing, executed by the Parties hereto, and approved by DOE.
C.
LLNS’s Prime Contract: LLNS enters into this CRADA under the authority of its prime contract with DOE/NNSA. LLNS is authorized to and will administer this CRADA in all respects unless otherwise specifically provided for herein. Administration of this CRADA may be transferred from LLNS to DOE/NNSA or its designee with notice of such transfer to the Participant, and LLNS shall have no further responsibilities except for the confidentiality, use and/or nondisclosure obligations of this CRADA.

Article XIV: TERM AND TERMINATION

A.
Term: This CRADA shall become effective as provided in Article II.C and shall expire as provided in Article II.C., unless it is: (1) terminated earlier (as provided below); (2) work is completed sooner than expected; or (3) it is otherwise extended by mutual written agreement of the Parties.
B.
Termination for Convenience: Either Party may terminate this CRADA at any time for any reason prior to the expiration date by providing advance written notice to the other Party. The separation or termination of a principal investigator, as just one example, shall qualify as a justification for termination hereunder. Either Party may terminate if it determines, at its sole discretion, to reduce or discontinue its respective contribution to this project. The effective date of any such termination which is not related to the advance pay requirements found in Article II.E shall be [***] after the terminating Party provides written notice. If a Party seeks to terminate this CRADA because the advance pay requirements of Article II.E are not met, then the effective date of termination shall be the date that the amount of available funding no longer meets the requirements of Article II.E.
C.
Termination for Default: Either Party may terminate this CRADA for cause at any time upon the material default of the other Party. The non-breaching Party shall provide advance written notice to the breaching Party of its material breach and the efforts that the breaching Party must take in order to cure the default. The breaching Party shall have [***] to cure the default to the reasonable satisfaction of the non-breaching Party. If, after [***], the defaulting-Party has not cured the default, then the non-breaching Party may terminate this CRADA for cause by providing written notice to the breaching-Party that the CRADA is terminated. If LLNS terminates this CRADA for cause, any unexercised options granted to the Participant under this CRADA or related agreements (such as a license agreement) will automatically terminate as well, unless extended at the sole discretion of LLNS.

D.
Effect of Termination on Costs: Upon expiration or earlier termination of this CRADA, each Party shall be responsible for its share of the costs incurred prior to the effective date of such expiration or termination, as well as all recurring or non-recurring charges that have been obligated prior to the expiration or effective date of termination, which cannot reasonably be cancelled or avoided. LLNS will perform a close-out of the CRADA after all costs are accounted for and refund any unexpended funds provided to it by the Participant hereunder pursuant to LLNS’s standard close-out procedures.
E.
Survivability: Termination or expiration of this Agreement shall not affect any rights or obligations of either Party that have accrued before such termination or expiration. Without limiting the foregoing, and except as otherwise provided herein, the confidentiality, use, and/or non-disclosure obligations of this CRADA and the Parties’ rights in the Subject Inventions and data shall survive any expiration or termination of this CRADA, as well as provisions of this CRADA which would naturally survive expiration or termination of this CRADA, such as the indemnity clause.

Article XV: LABORATORY SITE ACCESS SAFETY AND HEALTH

As a precondition to performing work at LLNL, Participant must complete all applicable LLNL access documents and requirements. Participant shall take all reasonable precautions in activities carried out under this CRADA to protect the safety and health of others and to protect the environment. Participant must comply with all applicable safety, health, access to information, security and environmental regulations and the requirements of DOE/NNSA and LLNS, including the specific requirements of LLNS. In the event that the Participant fails to comply with said regulations and requirements, LLNS may, without prejudice to any other legal or contractual rights, issue an order stopping all or any part of Participant’s activities at LLNL.

Article XVI: SIMILAR OR IDENTICAL SERVICES

LLNS has the right to perform similar or identical services as those described in the SOW for other sponsors as long as Participant’s Proprietary Information and Protected CRADA Information is not disclosed to a third party or, in the case of Proprietary Information, not used in the performance of any services for a third party.

Article XVII: ASSIGNMENT OF PERSONNEL

A.
Assignment of Personnel: Each Party may assign personnel to the other Party’s facility as part of this CRADA to participate in or observe the research to be performed under this CRADA. Such personnel assigned by the assigning Party shall not during the period of such assignments be considered employees of the receiving Party for any purpose.
B.
Host Responsibilities: The receiving Party shall have the right to exercise routine administrative and technical supervisory control of the occupational activities of such personnel during the assignment period and shall have the right to approve the assignment of such personnel and/or to later request their removal by the assigning Party.

C.
Costs: The assigning Party shall bear any and all costs and expenses with regard to its personnel assigned to the receiving Party’s facilities under this CRADA. The receiving Party shall bear the costs of providing an appropriate work space, access to a telephone, use of laboratory, manufacturing or other work areas as appropriate, and any other utilities and facilities related to such assignments.

Article XVIII: MISCELLANEOUS

A.
Order of Precedence: In the event of a conflict between the provisions of the appendices and those of this CRADA, this CRADA shall prevail.
B.
Waiver: The failure of a Party at any time to enforce any provisions of this CRADA or to exercise any right or remedy shall not be construed to be a waiver of such provisions or of such right or remedy or of the right of a Party thereafter to enforce each and every provision, right, or remedy.
C.
Severability: If, for any reason, a court of competent jurisdiction finds any provision of this CRADA, or portion thereof, to be unenforceable, the remaining portions of the CRADA will remain in full force and effect.
D.
Relationship of the Parties: The relationship created by this CRADA is that of independent contractors. No Party shall hold itself out as being an employee, principal, partner, broker, servant or agent of the other Party.
E.
Headings: Section headings of this CRADA are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning of this CRADA.
F.
Counterparts: This CRADA may be signed in two (2) counterparts, each of which shall be deemed an original and which together shall constitute one CRADA.

This section left blank intentionally.

The individual who signs below for a Party has all appropriate authority to bind that Party to this CRADA:

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	22 May 2018

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Michael Henderson
NAME:	Michael Henderson
TITLE:	CBO
DATE:	5/9/2018

APPENDIX A

STATEMENT OF WORK

Related to LLNL Case No. TC02290.0

[***]

App.A.1

APPENDIX B

PARTICIPANT OPTION FOR LICENSE OF LLNS’s SUBJECT INVENTIONS

[***]

Subject to the provisions of the CRADA between LLNS and Participant for the transfer of technology resulting from the CRADA, the Parties agree as follows:

1.
Any license granted to the Participant will be based upon reasonable commercial terms and will be negotiated at the conclusion of this CRADA, unless rights are required by the Participant for commercialization at an earlier date.
2.
During the term of this CRADA and for a period of [***] after the termination or completion of this CRADA, the Participant shall have the opportunity, pursuant to 15 U.S.C. 3710a, to obtain a license to LLNS’s Subject Inventions. In particular, the Participant shall have the option to obtain, up to and including, an exclusive license to LLNS’s Subject Inventions within a defined field of use on agreed-upon reasonable terms and conditions, including the payment of negotiated license fees and royalties, and indemnification for any expense resulting or arising out of exercise of a license. Any license granted to the Participant will be subject to Government rights as provided in Article VI(C) and (E) and based on the following field of use:

Field of Use: Small molecule KRAS inhibitors

3.
LLNS will require [***] prior to the execution of any license agreement. LLNS will require diligent pursuit in the commercialization of Intellectual Property licensed from LLNS, which will include reasonable performance milestones and a royalty stream.

App.B.1

APPENDIX C

BACKGROUND INTELLECTUAL PROPERTY

[***]

App.C.1

ATTACHMENT 1

Theras, Inc.

CRADA Payment Schedule

[***]

App.C.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT ONE

to

COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

(hereinafter “CRADA”) No. TC02290

between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
and

THERAS, INC.

For

DISCOVERY OF NOVEL RAS INHIBITORS

INTRODUCTION

This Amendment One to CRADA TC02290, “Discovery of Novel RAS Inhibitors,” is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as “LLNS” and Theras, Inc., hereinafter referred to as “Participant,” both being hereinafter jointly referred to as the “Parties”, and each a “Party”.

PURPOSE

This Amendment is to reflect a change in the Statement of Work (SOW), the scope and deliverables, the term of the CRADA, and the associated funding levels. The term is extended by twelve (12) months from the current expiration date of the CRADA. The modified expiration date is May 22, 2021. All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article I: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within thirty-six (36) months from the effective date. The modified expiration date is May 22, 2021.

Add the following language to Paragraph D.

D.
Amendment One Contributions: The Participant’s planned contribution is [***]. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is [***]. The Participant’s current total estimated [***] contribution is [***]. The Participant’s current total estimated [***] contribution is [***]. The Government’s current total estimated [***] contribution is [***].

APPENDIX A - STATEMENT OF WORK

Add the expanded tasks and deliverables in Section B (Scope of Project). Amendment One to Appendix A is attached hereto and made a part of this Agreement.

All other terms, conditions, provisions and Appendices of the CRADA shall remain in full force and effect.

Left blank intentionally.

2/3

IN WITNESS WHEREOF, Amendment One to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	2 Dec 2019

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Eric Gomez
NAME:	Eric Gomez
TITLE:	VP
DATE:	11/26/2019

3/3

AMENDMENT ONE

to

APPENDIX A

STATEMENT OF WORK

Related to LLNL Case No. TC02290

[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TWO
to
COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
(hereinafter “CRADA”) No. TC02290
between
LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
and
THERAS, INC.
For
DISCOVERY OF NOVEL RAS INHIBITORS

INTRODUCTION

This Amendment Two to CRADA TC02290, “Discovery of Novel RAS Inhibitors,” is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as “LLNS” and Theras, Inc., hereinafter referred to as “Participant,” both being hereinafter jointly referred to as the “Parties”, and each a “Party”.

PURPOSE

This Amendment is to reflect a change in the Statement of Work (SOW), the scope and deliverables, the term of the CRADA, and the associated funding levels. The term is extended by twelve (12) months from the current expiration date of the CRADA. The modified expiration date is May 22, 2022. All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within forty-eight (48) months from the effective date. The modified expiration date is May 22, 2022.

Add the following language to Paragraph D.

D.
Amendment Two Contributions: The Participant’s planned contribution is [***]. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is [***]. The Participant’s current total estimated [***] contribution is [***]. The Participant’s current total estimated [***] contribution is [***]. The Government’s current total estimated [***] contribution is [***].

APPENDIX A – STATEMENT OF WORK

Add the expanded tasks and deliverables in Section B (Scope of Project). Amendment Two to Appendix A is attached hereto and made a part of this Agreement.

All other terms, conditions, provisions and Appendices of the CRADA shall remain in full force and effect.

Left blank intentionally.

2/3

IN WITNESS WHEREOF, Amendment Two to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE	[***]
DATE:	05/21/2021 | 1:47 PM PDT

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Howard Chang
NAME:	Howard Chang
TITLE	VP of BD and Operations
DATE:	5/13/2021

3/3

AMENDMENT TWO
to
APPENDIX A

STATEMENT OF WORK

[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT THREE
to
COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
(hereinafter “CRADA”) No. TC02290
between
LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
and
THERAS, INC.
For
DISCOVERY OF NOVEL RAS INHIBITORS

INTRODUCTION

This Amendment Three to CRADA TC02290, “Discovery of Novel RAS Inhibitors,” is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as “LLNS” and Theras, Inc., hereinafter referred to as “Participant,” both being hereinafter jointly referred to as the “Parties”, and each a “Party”.

PURPOSE

This Amendment is to reflect a change in the Statement of Work (SOW), the scope and deliverables, associated funding levels, and the term of the CRADA. The term is extended by twelve (12) months from the current expiration date of the CRADA. The modified expiration date is June 22, 2023. All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within sixty (60) months from the effective date. The modified expiration date is June 22, 2023.

Add the following language to Paragraph D.

D.
Amendment Three Contributions: The Participant’s estimated planned contribution is [***] to LLNS. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is [***]. The Participant’s current total estimated [***] contribution is [***]. The Participant’s current total estimated [***] contribution is [***]. The Government’s current total estimated [***] contribution is [***].

APPENDIX A – STATEMENT OF WORK

Add the modified tasks and deliverables in Section B (Scope of Project). Amendment Three to Appendix A is attached hereto and made a part of this Agreement.

All other terms, conditions, provisions and Appendices of the CRADA shall remain in full force and effect.

Left blank intentionally

2/3

IN WITNESS WHEREOF, Amendment Three to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	06/22/2022 | 4:24 PM PDT

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Howard Chang
NAME:	Howard Chang
TITLE:	VP of BD and Operations
DATE:	06/22/2022 | 12:22 PM PDT

3/3

AMENDMENT THREE
to
APPENDIX A

STATEMENT OF WORK

[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT FOUR
to
COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
(hereinafter “CRADA”) No. TC02290
between
LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
and
THERAS, INC.
For
DISCOVERY OF NOVEL RAS INHIBITORS

INTRODUCTION

This Amendment Four to CRADA TC02290, “Discovery of Novel RAS Inhibitors,” is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as “LLNS” and Theras, Inc., hereinafter referred to as “Participant,” both being hereinafter jointly referred to as the “Parties”, and each a “Party.”

PURPOSE

This Amendment is to reflect a change in the Statement of Work (“SOW”), the scope and deliverables, associated funding levels, and the term of the CRADA. The term is extended by twelve (12) months from the current expiration date of the CRADA. The modified expiration date is December 22, 2024.

This Amendment will also correct an error in Article II, Paragraph D of Amendment Three to show the current total funding amount as [***].

All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within seventy-nine (79) months from the effective date. The modified expiration date is December 22, 2024.

Delete Paragraph D for Amendment Three and replace with the following:

D.
Amendment Three Contributions: The Participant’s estimated planned contribution is [***] to LLNS and [***] is the Participant’s [***] contribution. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is [***]. The Participant’s current total estimated [***] contribution is [***]. The Participant’s current total estimated [***] contribution is [***].

Add the following to Paragraph D:

D.
Amendment Four Contributions: The Participant’s estimated planned contribution is [***] to LLNS and [***].

The current total funding for this CRADA, including all amendments, is Twenty-Three Million, Five Hundred Ninety-Nine Thousand, One Hundred Sixty-Nine Dollars ($23,599,169). The Participant’s current total estimated funds-in contribution is Five Million, Nine Hundred Sixty-Six Thousand, Three Hundred Sixty-Nine Dollars ($5,966,369). The Participant’s current total estimated in-kind contribution is Seventeen Million, Six Hundred Thirty-Two Thousand, Eight Hundred Dollars ($17,632,800).

APPENDIX A – STATEMENT OF WORK

Modify the tasks and deliverables, add manpower levels for FY24 in Section B (Scope of Project), and change the L-Code for LLNS in Section E (Formal Notices). Amendment Four to Appendix A is attached hereto and made a part of this Agreement.

All other terms, conditions, provisions, and Appendices of the CRADA shall remain in full force and effect.

2/3

IN WITNESS WHEREOF, Amendment Four to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	December 21, 2023

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Howard Chang
NAME:	Howard Chang
TITLE:	Head of Oncology Research Operations and Strategic Initiatives
DATE:	December 21, 2023

3/3

AMENDMENT FOUR
to
APPENDIX A

STATEMENT OF WORK

[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT FIVE

to

COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

(hereinafter "CRADA") No. TC02290

between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

THERAS, INC.

For

DISCOVERY OF NOVEL RAS INHIBITORS [***]

INTRODUCTION

This Amendment Five to CRADA TC02290, "Discovery of Novel RAS Inhibitors," is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as "LLNS" and Theras, Inc., hereinafter referred to as "Participant," both being hereinafter jointly referred to as the "Parties", and each a "Party."

PURPOSE

This Amendment is to reflect a change in the Statement of Work (“SOW”), modify Tasks 1,4,8 and 9, modify the completion times for the scope and deliverables, associated funding levels, and extend the term of the CRADA. The term is extended by six (6) months from the current expiration date of the CRADA. The modified expiration date is December 22, 2025.

All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

C.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within ninety-one (91) months from the effective date. The modified expiration date is December 22, 2025.

Add the following to Paragraph D:

D.
Amendment Five Contributions: The Participant’s estimated contribution is [***] to LLNS and [***] is the [***] contribution. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is Twenty-Eight Million, Five Hundred Ninety-Nine Thousand, One Hundred Sixty-Nine Dollars ($28,599,169). The Participant's current total estimated funds-in contribution is Six Million, Four Hundred Sixty-Six Thousand, Three Hundred Sixty-Nine Dollars ($6,466,369). The Participant's current total estimated in-kind contribution is Twenty- Two Million, One Hundred Thirty-Two Thousand, Eight Hundred Dollars ($22,132,800).

APPENDIX A – STATEMENT OF WORK

Modify Tasks 1, 4, 8 and 9, the completion times for the all tasks and deliverables, and add manpower levels for FY25 in Section B (Scope of Project). Amendment Five to Appendix A is attached hereto and made a part of this Agreement.

All other terms, conditions, provisions, and Appendices of the CRADA shall remain in full force and effect.

This page is intentionally left blank.

2/3

IN WITNESS WHEREOF, Amendment Five to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	5/20/2025

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Pedro Beltran
NAME:	Pedro Beltran
TITLE:	Chief Scientific Officer
DATE:	5/15/2025

3/3

AMENDMENT FIVE

to

APPENDIX A

STATEMENT OF WORK

Related to LLNL Case No. TC02290

DISCOVERY OF NOVEL RAS INHIBITORS [***]

[***]

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT SIX

to

COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

(hereinafter "CRADA") No. TC02290 between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

THERAS, INC.

For

DISCOVERY OF NOVEL RAS INHIBITORS AND P53 REACTIVATORS

INTRODUCTION

This Amendment Six to CRADA TC02290, "Discovery of Novel RAS Inhibitors," is entered into between Lawrence Livermore National Security, LLC, hereinafter referred to as "LLNS" and Theras, Inc., hereinafter referred to as "Participant," both being hereinafter jointly referred to as the "Parties", and each a "Party."

PURPOSE

This Amendment is to reflect a change in the Statement of Work (“SOW”), modify the completion times for all tasks and deliverables, associated funding levels, and extend the term of the CRADA. The term is extended by twelve (12) months from the current expiration date of the CRADA. The modified expiration date is June 22, 2027. All other terms and conditions remain the same.

AGREEMENT

NOW, THEREFORE, by mutual agreement of the Parties, the CRADA is amended as follows:

Article II: STATEMENT OF WORK, TERM, FUNDING AND COSTS

Delete Paragraph C in its entirety and replace with the following:

E.
Effective Date: The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE/NNSA, or (3) the date on which the advance funding referred to in this Article is received by LLNS. As provided in the Statement of Work, the work to be performed under this CRADA shall be completed within one hundred eight (108) months from the effective date. The modified expiration date is June 22, 2027.

Add the following to Paragraph D:

F.
Amendment Six Contributions: The Participant’s estimated contribution is [***] to LLNS and [***] is the [***] contribution. The Government’s estimated contribution, which is provided through LLNS’s contract with DOE/NNSA, is [***] subject to available funding.

The current total funding for this CRADA, including all amendments, is Thirty-Three Million, Five Hundred Ninety-Nine Thousand, One Hundred Sixty-Eight Dollars ($33,599,168). The Participant's current total estimated funds-in contribution is Six Million, Nine Hundred Sixty-Six Thousand, Three Hundred Sixty-Eight Dollars ($6,966,368). The Participant's current total estimated in-kind contribution is Twenty-Six Million, Six Hundred Thirty-Two Thousand, Eight Hundred Dollars ($26,632,800).

APPENDIX A – STATEMENT OF WORK

Modify the completion times for the all tasks and deliverables and add manpower levels for FY25, FY26, and FY27 in Section B (Scope of Project). Amendment Six to Appendix A is attached hereto and made a part of this Agreement. All other terms, conditions, provisions, and Appendices of the CRADA shall remain in full force and effect.

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IN WITNESS WHEREOF, Amendment Five to CRADA TC02290 is effective upon the date of the signature and acceptance of the last Party to sign the Amendment or the date it is approved by DOE, whichever is later.

FOR LLNS:	LAWRENCE LIVERMORE NATIONAL SECURITY, LLC
LAWRENCE LIVERMORE NATIONAL LABORATORY

BY:	[***]
NAME:	[***]
TITLE:	[***]
DATE:	1/30/2026

FOR PARTICIPANT: THERAS, INC.

BY:	/s/ Eli Wallace
NAME:	Eli Wallace
TITLE:	CEO
DATE:	1/30/2026

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AMENDMENT SIX

to

APPENDIX A

STATEMENT OF WORK

Related to LLNL Case No. TC02290

DISCOVERY OF NOVEL RAS INHIBITORS [***]

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